UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2
TO
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2011

UNR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-27199	02-0755762
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 East Pine Street, Suite 150, Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

(407) 210-6541
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 4.01            Changes in Registrant’s Certifying Accountant.

This Amendment No. 2 to Form 8-K amends and supplements our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on February 18, 2011, as amended.  The terms “we”, “our”, “us” or the Company refer to UNR Holdings, Inc., a Colorado corporation.

On February 11, 2011, the Company received a letter from ZAO BDO, its former independent registered public accounting firm, that ZAO BDO has resigned.  The Company concluded that more cost-efficient and timely alternatives were available to the Company to perform the audit work in respect of the periodic reports of the Company listed below, which were evaluated for restatement as explained below.  As such, on February 16, 2011, in accordance with the decision of the Board of Directors of the Company, the Company has engaged Madsen Associates, the successor independent registered public accounting firm, to re-audit our consolidated financial statements for the fiscal year ended December 31, 2009 and to review the interim financial statements included in the periodic reports listed below.

From December 30, 2009, the date that the firm of ZAO BDO was engaged, through February 11, 2011, the reports of ZAO BDO on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from December 30, 2009, the date that the firm of ZAO BDO was engaged, through February 11, 2011, there were no disagreements with ZAO BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ZAO BDO, would have caused it to make reference to the subject matter of the disagreement in connection with its reports, except as noted under Item 4.02 below.  There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the period from December 30, 2009 through February 11, 2011, except as noted under Item 4.02 below and the fact that the Company did not indicate in the Form 10-Q for the three and nine months ended September 30, 2010 that ZAO BDO had not completed its review of those financial statements, which the Company now has retained Madsen Associates to review because ZAO BDO has indicated to us that their review of those interim financial statements should not be relied upon.

The Company has requested that ZAO BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  As soon as the Company receives such letter from ZAO BDO, the Company will furnish it to the Securities and Exchange Commission.

On February 16, 2011, the Company engaged Madsen Associates as its independent registered public accounting firm.  During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted Madsen Associates regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 4.02            Non-Reliance on Previously Issued Financial Statements or a Related Report or Completed Interim Review.

On February 4, 2011, the Company received a letter from ZAO BDO, its former independent registered public accounting firm, to the effect that ZAO BDO concluded that the Company’s previously issued financial statements included in the following reports we filed with the SEC should no longer be relied upon due to matters relating to transactions with related parties of the Company:

(1) the audited consolidated financial statements for the fiscal year ended December 31, 2009 (the “2009 Financial Statements”), as included in our Amendment No. 2 to the Annual Report on Form 10−K for the year ended December 31, 2009 filed with the Commission on May 24, 2010 (the “2009 10−K”),

(2) the interim period unaudited financial statements for the three month period ended March 31, 2010, included in our Quarterly Report on Form 10-Q for the three month period ended March 31, 2010 filed with the Commission on May 24, 2010;

(3) the interim period unaudited financial statements for the three and six months period ended June 30, 2010, included in our Quarterly Report on Form 10-Q for the six month period ended June 30, 2010 filed with the Commission on August 20, 2010; and

(4) the interim period unaudited financial statements for the three and nine months period ended September 30, 2010, included in our Quarterly Report on Form 10-Q for the nine month period ended September 30, 2010 filed with the Commission on November 22, 2010 (all of the foregoing periodic reports listed in (1) through (4) together, the “Reports”).

The Company has requested that ZAO BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  As soon as the Company receives such letter from ZAO BDO, the Company will furnish it to the Securities and Exchange Commission.

The Company, including the Audit Committee of the Board of Directors, has discussed the matters disclosed in Item 4.02 of this Form 8-K with Madsen Associates.  The Board of Directors of the Company has authorized and directed that the officers of the Company take the appropriate and necessary actions to work with Madsen Associates and counsel to effect the restatement of the 2009 Financial Statements and the interim unaudited financial statements included in the Reports.  The Company believes that it would be in the position to file any required restated financial statements for the periods covered by the Reports by May 1, 2011.

Caution Regarding Forward-Looking Statements

This Amendment No. 2 on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act.  Forward-looking statements can be identified by such forward-looking terminology such as “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict”, “project”, “seek” and comparable phrases, as they relate to us and our management.  Forward-looking statements are not statements of historical fact and reflect the current views, beliefs and assumptions made by our management based on the information available, as of the date of this report, regarding future events, operating performance, financial condition, business strategy and our plans and objectives for future operations.  All forward-looking statements included herein and in the other periodic reports filed by the Company with the Commission address matters that involve risks and uncertainties, which could or will cause our actual results to differ materially from those indicated in these statements.  We believe that these factors include, but are not limited to, changes in political, social, legal or economic conditions in Russia; our ability to obtain necessary regulatory approvals and licenses for our business; our ability to fund future operations and capital needs through borrowings or otherwise; our ability to successfully implement any of our business strategies; our expectations about growth in demand for products and services we sell; competition in the marketplace; changes in general economic conditions, including inflation, interest rates, foreign currency exchange rates and other factors; our ability to respond to legal and regulatory developments and restrictions in relation to the construction industry; and our success in identifying other risks to our business and managing the risks of the aforementioned factors.  This list of factors is not exhaustive and should be read with the other cautionary statements that are included in the other periodic reports filed by the Company with the Commission.  If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results and outcomes may vary materially from those described herein.  Any forward-looking statements contained herein reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to, among other things, our operations, results of operations, growth strategy and liquidity.  Any forward-looking statements speak only as of the date of this report.  Subject to any obligations under applicable law, we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.  All subsequent written and oral forward-looking statements attributable to us, and those acting on behalf of us, are expressly qualified in their entirety by the foregoing cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNR HOLDINGS, INC.

By:	/s/ Alexei A. Kim	By:	/s/ Yuri V. Shevchenko
Alexei A. Kim		Yuri V. Shevchenko
Chief Executive Officer		Chief Financial Officer

Dated:  March 29, 2011